UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7055

T. Rowe Price Dividend Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1: Report to Shareholders

Dividend Growth Fund	December 31, 2009

The views and opinions in this report were current as of December 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The global economic downturn reached a bottom in early 2009 and began to gradually improve as the year progressed, causing investors to turn their attention to the long, slow process of recovery. U.S stocks staged a historic rally from their March lows and capped the best year for domestic equities since 2003, another year in which markets strongly rebounded from a sell-off in the previous year. Markets benefited from growing signs of economic recovery, including modest but important improvements in employment, manufacturing, and real estate.

As shown in the accompanying table, the Dividend Growth Fund posted double-digit gains over the 6- and 12-month periods ended December 31, 2009. The fund performed in line with the S&P 500 Stock Index for the year but lagged its Lipper peer group. Returns for the fund’s Advisor Class shares differed slightly due to its different fee structure. Among S&P 500 stocks, non-dividend-paying stocks substantially outpaced dividend payers, more than doubling their total return for the year. This is not an unusual occurrence following a market sell-off, particularly one as profound as what we witnessed in late 2008 and early 2009. Although down from 2.35% six months ago, dividend yields remained relatively attractive, with an S&P 500-indicated yield of 1.95% at the end of our reporting period.

The historic stock market rally from its March lows has provided welcome relief for investors. However, we believe future gains are likely to be more subdued as investors look for signs of sustainable economic recovery, particularly on the corporate earnings front. Following the rally, stock valuations can no longer be considered “cheap.” Most market sectors rebounded strongly off the bottom, making us slightly more cautious in the near term. Our portfolio of companies has done a remarkable job of controlling costs in a contracting economic environment. As we enter the thick of fourth-quarter earnings season, we will be paying particular attention to signs of renewed growth. Stock selection, which places a premium on our disciplined investment approach and rigorous research efforts, will play a central role as we look for higher-quality companies that can simultaneously contain costs and increase revenues.

THE DIVIDEND ENVIRONMENT

According to Standard & Poor’s, 2009 was the worst year for dividends in more than 50 years, posting the fewest increases and the most decreases since they started collecting data in 1955. Of the 7,000 publicly owned companies that report dividend information to S&P, 804 issues cut their payments in 2009—a 631% increase over the 110 issues that cut their payments in 2007 when stock markets peaked. These reductions cost investors approximately $58 billion in income.

However, there are indications that the worst may be over for dividends. The number of dividend reductions slowed dramatically as the year progressed, with only 74 reporting reductions to S&P in the fourth quarter of 2009 versus 288 in the fourth quarter of 2008. Traditionally, strong dividend-paying companies have been concentrated in the more defensive sectors of the market, such as consumer staples and health care. Our approach has traditionally focused on sectors or industries that are out of favor, offering attractive valuation and investment opportunity. After a remarkable market recovery that mainly favored the growth-oriented, cyclical areas of the market, we have sharpened our focus on defensive holdings that may have trailed the market leaders and that still have relatively attractive valuations. In addition to the consumer staples and health care sectors, we see opportunities in the financials sector, which was a relatively poor performer in 2009. Long-term prospects remain strong for financial companies that survived the meltdown of 2008, and we expect most of our top holdings in the sector to be among the first to restore or increase dividends.

We are obviously believers in the importance of dividends, but often a picture captures a point better than words. The accompanying chart tracks the return of $100 invested in the S&P 500 Index in 1925 and held through 2009. Dividends accounted for over 40% of the total return during that time period. The contribution from dividends varies depending on the time period analyzed (as seen in the table), but it is reasonable to conclude that (1) it is always positive and (2) it is usually significant.

MARKET ENVIRONMENT

Following the steepest recession since World War II, economic conditions stabilized in early 2009 and showed signs of gradual improvement over the rest of the year. The economy expanded at a rate of 2.2% in the third quarter, a pace most economists expected to improve in the fourth quarter when final data are released. The job market remained weak, but the pace of job losses slowed substantially as the year ended. Consumers became a bit more optimistic according to sentiment gauges, and retail spending held up better than many predicted.

Government measures designed to help the economy and the credit markets played a prominent role in the turnaround. Among the most significant programs was the Federal Reserve’s Term Asset-Backed Securities Loan Facility (TALF), which was steadily expanded to support the market for bundled student, auto, credit card, small business, and commercial real estate loans. The Fed also bought long-term Treasury securities in an effort to keep a lid on long-term interest rates and increase liquidity before ending the program in October. Finally, the central bank continued its purchases of mortgage-backed securities issued by Fannie Mae, Freddie Mac, and Ginnie Mae, which helped keep mortgage rates near multi-decade lows. The prospects for continuing low rates and healthier corporate earnings stimulated investors’ appetites for growth-oriented assets, including stocks.

U.S. stocks enjoyed one of the biggest rallies in history off their March lows and ended the year with substantial gains. Still, share prices for both large- and small-cap stocks remained roughly one-quarter below the peaks they established in late 2007, while mid-caps fared somewhat better. Mid-cap shares significantly outpaced large-caps and small-caps in 2009. Growth stocks fared better than value across all market capitalizations, led by particularly strong performance in the first half of the period. All sectors in the large-capitalization S&P 500 Stock Index generated positive returns for the year. Information technology (IT), materials, and consumer discretionary were the strongest sectors—and the only three sectors to outpace the overall market gain of 26.45%—while utilities and telecommunication services were the biggest market laggards.

PERFORMANCE REVIEW

All sectors contributed positively to the fund’s absolute performance for the period. Information technology, which often leads other sectors in market recoveries given its cyclical characteristics, was the largest contributor to fund returns as the pace of the economic downturn slowed. Consumer discretionary and financials were also among our best-performing sectors. With the market favoring growth, telecommunication services and utilities stocks—typically viewed as safe haven sectors—posted more modest returns for the period, although our small positions still recorded gains.

The information technology sector was the fund’s top absolute contributor for the year, although an underweight exposure in this strong-performing sector compared with the benchmark hindered relative returns. It is not unusual for us to be underweight in information technology shares, which means that the percentage of the fund allocated to IT stocks is less than the percentage they represent in the benchmark S&P 500 Stock Index. This is because they tend to be more cyclical, less dividend friendly, and less attractively valued than our typical opportunity set. Semiconductors and semiconductor equipment, an area where we saw good value and yield, was the strongest-performing industry, followed by information technology services and software. Shares of semiconductor maker Texas Instruments, which we consider a very well-run company, benefited from exceptional cost controls put in place during the downturn. As the company’s end markets recover, it is in a position to continue to expand gross margins and enjoy operating leverage. Aggressive share count reduction—the number of outstanding shares is down 25% in the last 5.5 years—should further boost earnings per share. Opportunistic capital expenditures, such as buying equipment from a distressed memory chip producer for pennies on the dollar, will benefit the company in future years. Analog Devices and Xilinx each generated strong profitability from their specialized components for smartphones, networking gear, and military and industrial applications. Visa was also a major contributor as this charge card processing company enjoyed global growth in credit and debit card use. The company is well managed and has shown strong margin improvement as the scale benefits of their business become more apparent with revenue growth over time. Software giant Microsoft, rebounding from a difficult period, was the fund’s top contributor for the year. Microsoft remains dominant in desktop software and is entering a major product cycle with Windows 7 (and Office 2010) that should drive solid earnings growth. Electronic equipment supplier Tyco Electronics weighed on returns. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

An improving economic outlook boosted our consumer discretionary stocks, which were led by the media, specialty retail, and hotel industries. Modest but important improvements in consumer confidence contributed to the prospect of increased advertising expenditures that benefited media companies Time Warner and Omnicom Group. Specialty retailer Home Depot benefited from signs of a stabilizing housing market, modest improvements in comparable store sales, resilient margins, and cost control. Ross Stores was also a strong performer and serves as a good example of companies that we like to own in the consumer sector—ones that provide a good product at a good price, preserving its relevance even in tough economic times. Reasonably resilient discretionary purchasing activity and travel spending by consumers and businesses benefited cruise line operator Carnival and global hotelier Marriott. Marriott, in particular, should receive a boost from a resumption of business travel and entertainment.

After a remarkable rebound earlier in the year, financial stocks were inconsistent fourth-quarter performers, but several stocks generated solid second-half results. We remain focused on those companies that we believe are taking market share and will emerge as stronger competitors. Our stock selection in this sector aided relative performance, boosted primarily by positions in American Express and Waddell & Reed. American Express rose sharply in the past six months as the worst of the credit crisis passed. Expense discipline and credit underwriting have been impressive relative to most peers and reflect the company’s strong management. Asset management firm Waddell & Reed has good margin expansion potential, and with top-notch management in place, its relatively small size leaves plenty of room for growth as investors return to the markets. Goldman Sachs also boosted performance. Goldman is a rare company among its financial peers in that it is a clear market share gainer and beneficiary from the woes that have plagued the vast majority of its competitors. We expect Goldman to use its excess capital and distressed investing expertise to generate investment opportunities for the firm, its clients, and shareholders for years beyond the end of the current downturn. Commercial bank Wells Fargo weighed on returns, but long-term prospects look good for this well-run company with footprints in many of the country’s highest-growth markets.

The fund established several new positions over the year. We purchased shares in Bank of America as a deteriorating credit outlook and concerns regarding its capital sufficiency pushed the valuation to attractive levels. We believe the company will be a good performer over the next 12 to 18 months as the market begins to recognize its earnings power. Trading at just six times what we consider “normalized” earnings, Bank of America stock is among the cheapest of the large banks in our opportunity set. We initiated a position in IBM during the first half of the year and added to our exposure substantially in the second half. IBM is a dominant global technology player, deriving over 60% of revenues from outside the U.S. We are attracted to IBM’s significant recurring revenue base, which makes it less cyclical. In addition, we believe it is attractively priced for a company generating strong earnings-per-share growth and terrific cash flow. We also initiated a position in Sherwin-Williams, which is the leading paint producer in the U.S. with a company-owned network of 3,300 stores. Sherwin is focused primarily on the professional painter (75% of sales), and the company is set to grow earnings strongly for multiple years on a rebound in residential construction, existing home sales, and consumer spending. MetLife is also a new position for the fund. It is the largest U.S.-based life insurance company with diverse product lines spanning traditional life insurance, variable and fixed annuities, retirement services, and institutional group benefits. We believe that MetLife’s valuation did not sufficiently reflect the company’s solid position in the industry and long-term ability to gain share in the global life insurance market. The stock should benefit from a cyclical improvement in investment returns expected on some of the company’s key portfolios and ample liquidity available to fund share buybacks or acquisitions.

We took advantage of attractive pricing to eliminate our position in diversified insurance company Ameriprise Financial, swapping the position into MetLife where we see a more attractive investment opportunity. We also sold our position in insurer Axis Capital as its valuation became less attractive and near-term fundamentals deteriorated, including declining pricing power and a challenging interest rate environment. A position in Wyeth was eliminated as a result of acquisition by Pfizer, another fund holding, although we reduced the combined position size because it had reached uncomfortable levels.

OUTLOOK

By and large, the companies in our portfolio did a good job negotiating the economic downturn by aggressively trimming costs in an effort to offset declining revenues and protect profitability. Although many companies will have significant earnings leverage when the revenue environment improves, they cannot cut their way to prosperity, and substantial headwinds remain for the economy and markets. We are still awaiting confirmation that the modest economic growth experienced in the closing quarters of 2009 can be sustained. Furthermore, the question of how we are going to pay for the massive government budget deficits looms large, and tax increases are already being proposed. Although uncertainties continue to weigh on the economy and markets, stocks should post gains in 2010, but we expect the gains to be modest in comparison to 2009’s historic rally.

In this environment, stock selection is likely to play a critical role. We will be looking for companies that can continue to control costs effectively but that also enjoy reasonable revenue growth. Although high unemployment should keep a lid on credit-dependent purchases, we expect consumer spending to improve modestly and we have selectively invested in consumer discretionary stocks that we believe will lead the recovery. We also have added to our exposure in financials, most notably in capital markets and insurance. Most of the portfolio’s financial holdings have repaid the government loans received under the Troubled Asset Relief Program, which is a positive step toward reinstating dividend payments. We seek companies that we believe are gaining market share and will have substantial earnings power once they overcome recessionary pressures. We also are looking at the industrials and business services sector, where we generally seek companies that are diversified across segments, geographies, and end markets; operate businesses with high gross margins; and possess solid, long-term secular growth qualities over those that appear to be outperforming due to a cyclical upturn.

The Dividend Growth Fund will continue to reflect a collection of high-quality, larger-cap, primarily U.S.-based companies with strong earnings and cash flows that offer a combination of capital appreciation and income growth for our shareholders.

Respectfully submitted,

Thomas J. Huber
President of the fund and chairman of its Investment Advisory Committee

January 22, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Beta: A measure of the market risk of a stock, showing how responsive it is to a given market index, such as the S&P 500 Stock Index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Free cash flow: The excess cash a company generates from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Risk/reward: The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-capitalization U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/09
Microsoft	2.2%
ExxonMobil	2.0
JPMorgan Chase	1.7
Accenture	1.6
Danaher	1.6
Wells Fargo	1.5
Schlumberger	1.4
Roper Industries	1.4
Wal-Mart Stores	1.3
AT&T	1.3
Time Warner	1.3
Visa	1.3
PepsiCo	1.3
Home Depot	1.3
Praxair	1.3
BP	1.2
Philip Morris International	1.2
Omnicom Group	1.2
American Express	1.2
Chevron	1.2
IBM	1.2
Western Union	1.2
Walgreen Co.	1.2
AON	1.1
Covidien	1.1
Total	34.3%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and securities lending collateral.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE					
Beginning of period	$ 16.51	$ 25.50	$ 25.36	$ 22.78	$ 22.92
Investment activities					
Net investment income	0.30	0.37	0.37	0.35	0.25
Net realized and unrealized gain (loss)	3.97	(8.71)	1.40	3.35	0.52
Total from investment activities	4.27	(8.34)	1.77	3.70	0.77
Distributions					
Net investment income	(0.30)	(0.35)	(0.38)	(0.35)	(0.26)
Net realized gain	–	(0.30)	(1.25)	(0.77)	(0.65)
Total distributions	(0.30)	(0.65)	(1.63)	(1.12)	(0.91)
NET ASSET VALUE					
End of period	**$ 20.48**	**$ 16.51**	**$ 25.50**	**$ 25.36**	**$ 22.78**

Ratios/Supplemental Data

Total return(1)	**26.15%**	**(33.26)%**	**7.07%**	**16.45%**	**3.35%**
Ratio of total expenses to average net assets	0.72%	0.73%	0.69%	0.72%	0.75%
Ratio of net investment income to average net assets	1.72%	1.71%	1.40%	1.48%	1.09%
Portfolio turnover rate	14.3%	23.1%	16.5%	19.6%	23.2%
Net assets, end of period (in millions)	$ 1,004	$ 682	$ 884	$ 871	$ 773

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/29/05 Through 12/31/05‡
NET ASSET VALUE					
Beginning of period	$ 16.51	$ 25.47	$ 25.37	$ 22.78	$ 22.88
Investment activities					
Net investment income	0.24	0.29[1]	0.27[1]	0.28[1]	–
Net realized and unrealized gain (loss)	3.99	(8.70)	1.41	3.34	(0.10)
Total from investment activities	4.23	(8.41)	1.68	3.62	(0.10)
Distributions					
Net investment income	(0.25)	(0.25)	(0.33)	(0.26)	–
Net realized gain	–	(0.30)	(1.25)	(0.77)	–
Total distributions	(0.25)	(0.55)	(1.58)	(1.03)	–
NET ASSET VALUE					
End of period	**$ 20.49**	**$ 16.51**	**$ 25.47**	**$ 25.37**	**$ 22.78**

Ratios/Supplemental Data

Total return[2]	**25.88%**	**(33.48)%**[1]	**6.71%**[1]	**16.07%**[1]	**(0.44)%**
Ratio of total expenses to average net assets	1.05%	1.05%[1]	1.05%[1]	1.05%[1]	0.98%[3]
Ratio of net investment income to average net assets	1.25%	1.29%[1]	1.06%[1]	1.15%[1]	(0.88)%[3]
Portfolio turnover rate	14.3%	23.1%	16.5%	19.6%	23.2%
Net assets, end of period (in thousands)	$ 14,280	$ 738	$ 3,347	$ 313	$ 249

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.05% contractual expense limitation in effect through 4/30/10.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 94.8%		
CONSUMER DISCRETIONARY 11.1%		
Auto Components 0.6%		
Johnson Controls (1)	243,400	6,630
		6,630
Hotels, Restaurants & Leisure 2.5%		
Carnival (2)	230,000	7,289
Marriott, Class A (1)	378,591	10,316
McDonald's	124,600	7,780
		25,385
Leisure Equipment & Products 0.4%		
Mattel (1)	230,000	4,595
		4,595
Media 3.4%		
McGraw-Hill	262,200	8,787
Omnicom (1)	318,500	12,469
Time Warner	457,066	13,319
		34,575
Multiline Retail 1.4%		
Family Dollar Stores (1)	175,000	4,870
Target (1)	188,900	9,137
		14,007
Specialty Retail 2.8%		
Home Depot	445,200	12,880
Ross Stores (1)	232,500	9,930
Sherwin-Williams	87,200	5,376
		28,186
Total Consumer Discretionary		113,378

CONSUMER STAPLES 10.2%

Beverages 3.0%		
Coca-Cola	131,900	7,518
PepsiCo	212,000	12,890
Pernod-Ricard (EUR)	115,381	9,904
		30,312
Food & Staples Retailing 4.1%		
Costco Wholesale	83,800	4,958
CVS Caremark	162,700	5,241
Sysco (1)	220,300	6,155
Wal-Mart	256,900	13,731
Walgreen	324,800	11,927
		42,012
Food Products 1.2%		
General Mills	95,000	6,727
McCormick (1)	145,000	5,239
		11,966
Household Products 0.6%		
Colgate-Palmolive	77,500	6,367
		6,367
Tobacco 1.3%		
Philip Morris International	260,600	12,558
		12,558
Total Consumer Staples		103,215

ENERGY 10.1%

Energy Equipment & Services 3.0%		
Baker Hughes	231,100	9,355
Diamond Offshore Drilling (1)	74,300	7,313

Schlumberger	222,700	14,495
		31,163

Oil, Gas & Consumable Fuels 7.1%

BP, ADR (1)	218,200	12,649
Chevron	159,400	12,272
CONSOL Energy	106,400	5,299
EOG Resources	37,500	3,649
ExxonMobil	305,000	20,798
Petroleo Brasileiro, ADR	159,700	6,770
Total, ADR	164,500	10,534
		71,971
Total Energy		103,134

FINANCIALS 15.2%

Capital Markets 4.7%

Bank of New York Mellon	291,800	8,162
Charles Schwab	317,900	5,983
Goldman Sachs	53,400	9,016
Morgan Stanley	231,100	6,841
State Street	179,200	7,802
Waddell & Reed Financial, Class A	314,700	9,611
		47,415

Commercial Banks 3.1%

PNC Financial Services	114,800	6,060
U.S. Bancorp	470,800	10,598
Wells Fargo	558,500	15,074
		31,732

Consumer Finance 1.2%

American Express	307,400	12,456
		12,456

Diversified Financial Services 2.3%		
Bank of America (1)	434,800	6,548
JPMorgan Chase	406,400	16,935
		23,483
Insurance 3.1%		
AFLAC	122,600	5,670
Aon	305,000	11,694
Chubb	187,900	9,241
MetLife	128,500	4,542
		31,147
Real Estate Investment Trusts (REITs) 0.5%		
Kimco Realty, REIT (1)	387,900	5,248
		5,248
Real Estate Management & Development 0.3%		
St. Joe (1)(2)	120,700	3,487
		3,487
Total Financials		154,968
HEALTH CARE 10.6%		
Health Care Equipment & Supplies 5.7%		
Baxter International	83,200	4,882
C.R. Bard	108,200	8,429
CareFusion (2)	228,850	5,723
Covidien	237,500	11,374
Dentsply International (1)	270,000	9,496
Medtronic	245,900	10,815
Stryker	135,000	6,800
		57,519
Health Care Providers & Services 1.5%		
Cardinal Health	191,700	6,180

CIGNA	268,150	9,458
		15,638
Pharmaceuticals 3.4%		
Abbott Laboratories	135,000	7,289
Eli Lilly	100,000	3,571
Johnson & Johnson	130,000	8,373
Novartis (CHF)	159,866	8,710
Pfizer	374,000	6,803
		34,746
Total Health Care		107,903
INDUSTRIALS & BUSINESS SERVICES 13.2%		
Aerospace & Defense 2.0%		
Lockheed Martin	134,100	10,104
Rockwell Collins (1)	182,400	10,098
		20,202
Air Freight & Logistics 1.7%		
C.H. Robinson Worldwide (1)	62,500	3,671
Expeditors International of Washington	178,800	6,210
UPS, Class B	132,500	7,601
		17,482
Commercial Services & Supplies 1.0%		
Republic Services	349,100	9,883
		9,883
Electrical Equipment 0.3%		
Rockwell Automation	60,800	2,856
		2,856
Industrial Conglomerates 2.1%		
Roper Industries (1)	264,800	13,867

Tyco International	203,500	7,261
		21,128
Machinery 3.9%		
Danaher	212,900	16,010
Deere	122,500	6,626
Harsco (1)	193,900	6,249
Illinois Tool Works	120,900	5,802
Stanley Works (1)	100,000	5,151
		39,838
Professional Services 0.6%		
Robert Half International (1)	238,600	6,378
		6,378
Road & Rail 0.8%		
Norfolk Southern	159,300	8,351
		8,351
Trading Companies & Distributors 0.8%		
Fastenal (1)	194,900	8,116
		8,116
Total Industrials & Business Services		134,234
INFORMATION TECHNOLOGY 14.5%		
Communications Equipment 1.3%		
Cisco Systems (2)	310,000	7,421
QUALCOMM	121,900	5,639
		13,060
Computers & Peripherals 1.5%		
Hewlett-Packard	69,300	3,570
IBM	92,600	12,121
		15,691

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $889,282)	$ 1,093,436
Receivable for shares sold	2,151
Dividends and interest receivable	1,499
Other assets	288
Total assets	1,097,374
Liabilities	
Obligation to return securities lending collateral	74,134
Payable for investment securities purchased	3,968
Payable for shares redeemed	735
Investment management fees payable	431
Due to affiliates	125
Other liabilities	93
Total liabilities	79,486
NET ASSETS	$ 1,017,888
Net Assets Consist of:	
Undistributed net investment income	$ 425
Accumulated undistributed net realized loss	(66,729)
Net unrealized gain	204,181
Paid-in capital applicable to 49,694,102 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	880,011
NET ASSETS	$ 1,017,888
NET ASSET VALUE PER SHARE	
Investor Class	
($1,003,608,235 / 48,997,017 shares outstanding)	$ 20.48
Advisor Class	
($14,279,935 / 697,085 shares outstanding)	$ 20.49

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

		Year Ended 12/31/09		12/31/08
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	13,632	$	13,318
Net realized loss		(36,930)		(29,828)
Change in net unrealized gain (loss)		220,235		(285,788)
Increase (decrease) in net assets from operations		196,937		(302,298)
Distributions to shareholders				
Net investment income				
Investor Class		(13,501)		(12,870)
Advisor Class		(123)		(11)
Net realized gain				
Investor Class		–		(10,273)
Advisor Class		–		(16)
Decrease in net assets from distributions		(13,624)		(23,170)
Capital share transactions*				
Shares sold				
Investor Class		309,558		242,446
Advisor Class		12,921		1,751
Distributions reinvested				
Investor Class		12,177		21,369
Advisor Class		123		27
Shares redeemed				
Investor Class		(181,234)		(141,262)
Advisor Class		(1,530)		(3,777)
Increase in net assets from capital share transactions		152,015		120,554
Net Assets				
Increase (decrease) during period		335,328		(204,914)
Beginning of period		682,560		887,474
End of period	**$**	**1,017,888**	**$**	**682,560**
Undistributed net investment income		425		437

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Dividend Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks. The fund has two classes of shares: the Dividend Growth Fund original share class, referred to in this report as the Investor Class, offered since December 30, 1992, and the Dividend Growth Fund—Advisor Class (Advisor Class), offered since December 29, 2005. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities. Further, fund management believes that no events have occurred between December 31, 2009, the date of this report, and February 25, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $5,000 for the year ended December 31, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2009:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On December 31, 2009, the value of loaned securities was $71,892,000; aggregate collateral received included U.S. government securities valued at $226,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $263,678,000 and $108,831,000, respectively, for the year ended December 31, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications between income and gain relate primarily to the character of currency gains and losses. For the year ended December 31, 2009, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2009 and December 31, 2008, were characterized for tax purposes as follows:

At December 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2009, expire: $18,589,000 in fiscal 2016, and $44,037,000 in fiscal 2017. In accordance with federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions realized between November 1 and the fund’s year end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2009, the effective annual group fee rate was 0.30%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2010. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the classes ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.05%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2012. Pursuant to this agreement, expenses in the amount of $6,000 were repaid to the manager during the year ended December 31, 2009. Including these amounts, expenses previously reimbursed by the manager in the amount of less than $1,000 remain subject to repayment as of 12/31/09.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2009, expenses incurred pursuant to these service agreements were $84,000 for Price Associates; $660,000 for T. Rowe Price Services, Inc.; and $211,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Dividend Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Dividend Growth Fund, Inc. (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 25, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $13,612,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $13,612,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate develop-
ers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1991

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[124]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[69]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Dividend Growth Fund	Principal Occupation(s)

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Research Analyst and
Co-portfolio Manager, Taurus Asset Management
(to 2006), Onex Public Markets Group (to 2006),
and MFS Investment Management (to 2005)

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

William J. Stromberg, CFA (1960)	Director and Vice President, T. Rowe Price;
Vice President	Vice President, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Senior Equity Analyst,
Wachovia Securities (to 2005)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Dividend Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 25, 2010